     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2000
                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                              SILICON IMAGE, INC.

           (Exact name of the Registrant as specified in its charter)

           DELAWARE                        77-0517246
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification No.)

                             1060 EAST ARQUES AVE.
                          SUNNYVALE, CALIFORNIA 94086

          (Address of principal executive offices, including zip code)

                           1999 EQUITY INCENTIVE PLAN
                       1999 EMPLOYEE STOCK PURCHASE PLAN

                           (Full titles of the plans)

                                  DAVID D. LEE
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              SILICON IMAGE, INC.
                             1060 EAST ARQUES AVE.
                          SUNNYVALE, CALIFORNIA 94086
                                 (408) 616-4000

                      (Name, address and telephone number,
                   including area code, of agent for service)

                                    Copy to:
                            DAVID K. MICHAELS, ESQ.
                              ANDREW Y. LUH, ESQ.
                               FENWICK & WEST LLP
                              TWO PALO ALTO SQUARE
                          PALO ALTO, CALIFORNIA 94306
                                 (650) 494-0600
                          (Counsel to the Registrant)
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                                 PROPOSED
                                                             PROPOSED            MAXIMUM
                                        AMOUNT TO BE     MAXIMUM OFFERING   AGGREGATE OFFERING      AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED     REGISTERED       PRICE PER SHARE         PRICE         REGISTRATION FEE
Common Stock, $0.001 par value....      1,544,571(1)         $41.75(2)         $64,485,840           $17,025

(1) Represents an aggregate of 1,287,143 additional shares available for issuance under the 1999 Equity Incentive Plan and 257,428 additional shares available for issuance under the 1999 Employee Stock Purchase Plan.

(2) Estimated as of April 25, 2000 pursuant to Rule 457(c) solely for the purpose of calculating the registration fee, based on the average of the high and low prices of the Registrant's common stock as reported by the Nasdaq National Market on April 25, 2000.

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                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

    For the purposes of this registration statement, the terms "we," "our" and "us" refer to Silicon Image, Inc., a Delaware corporation.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

    The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

    (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed with the Commission on March 30, 2000.

    (b) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed on July 30, 1999 under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

    All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated into this registration statement by reference and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

    Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

    Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS AND LIMITATION OF LIABILITY

    Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers under certain circumstances and subject to certain limitations. The terms of Section 145 of the Delaware General Corporation Law are sufficiently broad to permit indemnification under certain circumstances for liabilities, including reimbursement of expenses incurred, arising under the Securities Act of 1933.

    As permitted by the Delaware General Corporation Law, the Registrant's certificate of incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability:

    - for any breach of the director's duty of loyalty to the Registrant or its stockholders;

    - for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

    - under section 174 of the Delaware General Corporation Law regarding unlawful dividends and stock purchases; or

    - for any transaction from which the director derived an improper personal benefit.

    As permitted by the Delaware General Corporation Law, the Registrant's bylaws provide that:

    - the Registrant is required to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions;

    - the Registrant is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions; and

    - the rights conferred in the Bylaws are not exclusive.

    In addition, the Registrant has entered into indemnity agreements with each of its current directors and officers. These agreements provide for the indemnification of officers and directors for all expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were agents of the Registrant.

    The Registrant has also obtained directors' and officers' insurance to cover its directors, officers and some of its employees for certain liabilities, including public securities matters.

    The Underwriting Agreement relating to the Registrant's initial public offering, effected pursuant to a registration statement on Form S-1 (File
No. 333-83665), declared effective October 5, 1999 (the "Form S-1"), provides for indemnification by the underwriters of the Registrant and its directors and officers for certain liabilities under the Securities Act of 1933, or otherwise.

    Reference is made to the following documents regarding relevant indemnification provisions described above and elsewhere herein:

    1.  Form of Underwriting Agreement (incorporated by reference to
       Exhibit 1.01 to the Form S-1).

    2. Second Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.03 to the Form S-1).

    3. Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.05 to the Form S-1).

    4. Form of Indemnity Agreement entered into between the Registrant and its directors and officers (incorporated by reference to Exhibit 10.01 to the Form S-1).

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

    Not applicable.

ITEM 8.  EXHIBITS

         4.01           Second Amended and Restated Certificate of Incorporation of
                          the Registrant (incorporated by reference to Exhibit 3.03
                          to the Form S-1).

         4.02           Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.05 to the Form S-1).

         4.03           Form of Specimen Certificate for the Registrant's common
                          stock (incorporated by reference to Exhibit 4.01 to the Form S-1).

         4.04           Third Amended and Restated Investors Rights Agreement dated
                          July 29, 1998 among the Registrant and certain
                          stockholders named therein (incorporated by reference to
                          Exhibit 4.04 to the Form S-1).

         4.05           1999 Equity Incentive Plan of the Registrant and related
                          forms of stock option agreements and stock option exercise agreements (incorporated by reference to Exhibit 10.03 to
                          the Form S-1).

         4.06           1999 Employee Stock Purchase Plan of the Registrant and
                          related enrollment form, notice of suspension and notice
                          of withdrawal (incorporated by reference to Exhibit 10.04
                          to the Form S-1).

         5.01           Opinion of Fenwick & West LLP.

        23.01           Consent of Fenwick & West LLP (included in Exhibit 5.01).

        23.02           Consent of PricewaterhouseCoopers LLP, independent
                          accountants.

        24.01           Power of Attorney (see page II-5).

ITEM 9.  UNDERTAKINGS

    The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

       (a) to include any prospectus required by Section 10(a)(3) of the Securities Act;

       (b) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

       (c) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to the information in the registration statement;

       PROVIDED, HOWEVER, that paragraphs (1)(a) and (1)(b) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by Registrant pursuant to Section 13 or
       Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

    (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered in the registration statement, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of those securities.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered in the registration statement, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of those securities.

    The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Exchange Act; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions discussed in Item 6 hereof, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. If a claim for indemnification against these liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by the director, officer or controlling person in connection with the securities being registered under this registration statement, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of this issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant, Silicon Image, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 27(th) day of April, 2000.

                                                       SILICON IMAGE, INC.

                                                       By:               /s/ DAVID D. LEE
                                                            -----------------------------------------
                                                                           David D. Lee
                                                                     CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints David D. Lee, Daniel K. Atler and Andrew
S. Rappaport, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----
                                                       President, Chief Executive
                  /s/ DAVID D. LEE                       Officer and Chairman of the
     -------------------------------------------         Board (Principal Executive     April 27, 2000
                    DAVID D. LEE                         Officer)

                                                       Vice President, Finance and
                 /s/ DANIEL K. ATLER                     Administration and Chief
     -------------------------------------------         Financial Officer (Principal   April 27, 2000
                   DANIEL K. ATLER                       Financial Officer and
                                                         Principal Accounting Officer)

                  /s/ SANG-CHUL HAN
     -------------------------------------------       Director                         April 27, 2000
                    SANG-CHUL HAN

                /s/ RONALD V. SCHMIDT
     -------------------------------------------       Director                         April 27, 2000
                  RONALD V. SCHMIDT

                 /s/ DAVID A. HODGES
     -------------------------------------------       Director                         April 27, 2000
                   DAVID A. HODGES

               /s/ ANDREW S. RAPPAPORT
     -------------------------------------------       Director                         April 27, 2000
                 ANDREW S. RAPPAPORT

                  /s/ HERBERT CHANG
     -------------------------------------------       Director                         April 27, 2000
                    HERBERT CHANG

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                                  EXHIBIT TITLE
---------------------                          -------------
         4.01           Second Amended and Restated Certificate of Incorporation of
                          the Registrant (incorporated by reference to Exhibit 3.03
                          to the Form S-1).

         4.02           Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.05 to the Form S-1).

         4.03           Form of Specimen Certificate for the Registrant's common
                          stock (incorporated by reference to Exhibit 4.01 to the Form S-1).

         4.04           Third Amended and Restated Investors Rights Agreement dated
                          July 29, 1998 among the Registrant and certain
                          stockholders named therein (incorporated by reference to
                          Exhibit 4.04 to the Form S-1).

         4.05           1999 Equity Incentive Plan of the Registrant and related
                          forms of stock option agreements and stock option exercise agreements (incorporated by reference to Exhibit 10.03 to
                          the Form S-1).

         4.06           1999 Employee Stock Purchase Plan of the Registrant and
                          related enrollment form, notice of suspension and notice
                          of withdrawal (incorporated by reference to Exhibit 10.04
                          to the Form S-1).

         5.01           Opinion of Fenwick & West LLP.

        23.01           Consent of Fenwick & West LLP (included in Exhibit 5.01).

        23.02           Consent of PricewaterhouseCoopers LLP, independent
                          accountants.

        24.01           Power of Attorney (see page II-5).